Matthews Asia Funds  |  Prospectus

April 29, 2016  |  matthewsasia.com

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Funds. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

Matthews Asia Funds

matthewsasia.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact a Matthews Asia Funds representative at 800.789.ASIA (2742) or visit matthewsasia.com.

Please keep this prospectus with your other account documents for future reference.

Matthews Asia Strategic Income Fund

FUND SUMMARY

Investment Objective

The Matthews Asia Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) seeks total return over the long term, with an emphasis on income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee		0.65%		0.65%
Distribution (12b-1) Fees[1]		0.00%		0.00%
Other Expenses		0.63%		0.44%
Administration and Shareholder Servicing Fees	0.14%		0.14%
Total Annual Fund Operating Expenses		1.28%		1.09%
Fee Waiver and Expense Reimbursement[2]		(0.16%)		(0.19%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.12%		0.90%

1	The Trust’s 12b-1 Plan (the “Plan”) is inactive. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were reactivated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2017 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$114	$390	$687	$1,531

Institutional Class	$92	$328	$582	$1,312

MATTHEWS ASIA STRATEGIC INCOME FUND	1

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Strategic Income Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. The Fund intends to achieve its investment objective by investing in income-generating securities across currencies and the capital structure. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics.

Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument will deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is secured or backed by assets located in that country or region; (iv) it is a component or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria.

Up to 50% of the Fund’s total net assets may be invested in securities of issuers from a single country (including the government of that country, its agencies, instrumentalities and political subdivisions), and up to 25% of the Fund’s total net assets, may be invested in the securities issued by any one Asian government (including its agencies, instrumentalities and political subdivisions).

The Fund will not seek to limit its foreign currency exposure and may invest without limitation in non-U.S. dollar-denominated securities and instruments. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but normally does not expect to do so.

The Fund may engage in derivative transactions for speculative purposes as well as to manage credit, interest rate and currency exposures of underlying instruments or market exposures. The Fund may use a variety of derivative instruments, including for example, forward contracts, option contracts, futures and options on futures, and swaps (including interest rate swaps, credit default swaps, options or swaptions). The Fund may seek to take on or hedge credit, currency, and interest rate exposure by using derivatives, and, as a result, the Fund’s exposure to credit, currency, and interest rates could exceed the value of the Fund’s assets denominated in that currency and could exceed the value of the Fund’s net assets.

The Fund is permitted to invest in debt securities of any quality, including high yield debt securities rated below investment grade (commonly referred to as “junk bonds”) and unrated debt securities. The Fund has no stated maturity or duration target and the average effective maturity or duration target may change. Matthews has implemented risk management systems to monitor the Fund to reduce the risk of loss through overemphasis on a particular issuer, country, industry, currency, or interest rate regime.

Matthews also may, from time to time, employ a currency overlay strategy for the Fund in an effort to enhance returns and moderate volatility. This strategy involves long and short positions on one or more currencies, with a total or gross notional value of these positions equal to as much as a substantial majority of the NAV of the Fund, although the net market value of these positions, on a marked-to-market basis, at most times, is expected to be substantially lower.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Credit Risk: A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk (including Prepayment and Extension Risks): Changes in interest rates in each of the countries in which the Fund may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed

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income securities may, therefore, repay principal in advance. This would force the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Currency Risks: When the Fund invests in foreign currencies (directly or through a financial instrument) or in securities denominated in a foreign currency, there is the risk that the value of the foreign currency will increase or decrease against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Capital controls may also affect the value of the Fund’s holdings.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

The Fund may also invest in convertible securities known as contingent capital financial instruments or “CoCos.” CoCos generally provide for mandatory or automatic conversion into common stock of the issuer under certain circumstances or may have principal write down features. Because the timing of conversion may not be anticipated, and conversion may occur when prices are unfavorable, reduced returns or losses may occur. Some CoCos may be leveraged, which can make those CoCos more volatile in changing interest rate or other conditions.

Country Concentration: The Fund may invest a significant portion of its total net assets, 25% or more, in the securities of issuers located in a single country (including the government of that country, its agencies, instrumentalities and political subdivisions, quasi-governmental entities, supra-national institutions issuing debt deemed to be of that country, and companies located in that country). An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries, than funds that do not concentrate their investments. Events affecting a single or small number of countries may have a significant and potentially adverse impact on your investment in the Fund, and the Fund’s performance may be more volatile than that of funds that invest globally.

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters;

corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Volatility: The smaller size and lower levels of liquidity in Asian markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in the United States. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (at least five years).

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

High-Yield Bonds and Other Lower-Rated Securities: The Fund’s investments in high-yield bonds (“junk bonds,” which are primarily speculative securities) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of junk bonds are less financially secure and less able to repay interest and principal compared to issuers of investment-grade securities. Prices of junk bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives Risk (including Options, Futures and Swaps): Derivatives are speculative and may hurt the Fund’s performance. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding \not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives present the risk of disproportionately increased losses and/ or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Non-diversified: The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer compared with a diversified fund. An investment in the Fund therefore will

MATTHEWS ASIA STRATEGIC INCOME FUND	3

entail greater risk than an investment in a diversified fund because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Bank Loan Risk: To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions in many bank loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a bank loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities laws.

Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. The bar chart shows performance of the Fund’s Investor Class Shares. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. The bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

INVESTOR CLASS:

ANNUAL RETURNS FOR YEARS ENDED 12/31

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AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

	1 year	Since Inception (11/30/11)
Matthews Strategic Income Fund—Investor Class
Return before taxes	-0.58%	3.41%
Return after taxes on distributions[1]	-1.72%	2.04%
Return after taxes on distributions and sale of Fund shares[1]	-0.24%	2.08%
Matthews Strategic Income Fund—Institutional Class
Return before taxes	-0.27%	3.61%
HSBC Asian Local Bond Index[2]
(reflects no deduction for fees, expenses or taxes)	-3.17%	1.10%

1	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class of shares and after-tax returns for other classes of shares will vary.

2	As of May 1, 2016, the HSBC Asian Local Bond Index will become the Markit iBoxx Asian Local Bond Index.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Teresa Kong, CFA, has been a Portfolio Manager of the Asia Strategic Income Fund since its inception in 2011.

Co-Manager: Gerald M. Hwang, CFA, has been a Portfolio Manager of the Asia Strategic Income Fund since its inception in 2011.

Co-Manager: Satya Patel has been a Portfolio Manager of the Asia Strategic Income Fund since 2014.

For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 11.

MATTHEWS ASIA STRATEGIC INCOME FUND	5

Matthews Asia Credit Opportunities Fund

FUND SUMMARY

Investment Objective

The Matthews Asia Credit Opportunities Fund (the “Credit Fund” or the “Fund”) seeks total return over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee		0.65%		0.65%
Distribution (12b-1) Fees[1]		0.00%		0.00%
Other Expenses[2]		1.45%		1.29%
Administration and Shareholder Servicing Fees	0.14%		0.14%
Total Annual Fund Operating Expenses		2.10%		1.94%
Fee Waiver and Expense Reimbursement[3]		(1.00%)		(1.04%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.10%		0.90%

1	The Trust’s 12b-1 Plan (the “Plan”) is inactive. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were reactivated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

2	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.

3	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation through April 30, 2018 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years

Investor Class	$112	$459

Institutional Class	$92	$401

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. Because the Fund is newly formed and commenced operations on April 29, 2016, no portfolio turnover data is available for the Fund.

Principal Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics.

Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument will deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is secured or backed by assets located in that country or region; (iv) it is a component or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria

The evaluation of credit risk of securities and issuers will be a key element of our analysis. Matthews uses a fundamentals-based approach with a focus on risk-adjusted return. Matthews seeks to assess whether an instrument’s return is consistent with its risks and its value relative to other investment opportunities. Matthews judges this by analyzing each issuer based on a variety of factors. These factors include, but are not limited to, the strength of the balance sheet, the quality and sustainability of cash flows, the incentives and alignment of management, the ability of a company to weather business cycles, and each issuer’s corporate and capital structure. As a result, Matthews may look for investments such as oversold assets with intrinsic value, potential ratings upgrade candidates, event-driven opportunities, as well as relative value opportunities within a company’s capital structure.

A substantial portion of the Fund’s portfolio will be rated below investment grade or, if unrated, may be deemed by the Fund’s portfolio managers to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” Such investments should be considered speculative and may include distressed and defaulted securities. High yield bonds tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers often include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Convertible securities are often below investment grade and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low.

The Fund may invest a significant portion of its total net assets, 25% or more, in securities of issuers from a single country (including companies from that country, the government of that country, its agencies, instrumentalities and political subdivisions, and quasi-governmental entities and supra-national institutions issuing debt deemed to be of that country) and up to 25% of the Fund’s total net assets, may be invested in the securities issued by any one Asian government (including its agencies, instrumentalities and political subdivisions).

The Fund may engage in derivative transactions for speculative purposes as well as to manage credit, interest rate and currency exposures of underlying instruments or market exposures. The Fund may use a variety of derivative instruments, including for example, forward contracts, option contracts, futures and options on futures, and swaps (including interest rate swaps, credit default swaps, options or swaptions). The Fund may seek to take on or hedge credit, currency, and interest rate exposure by using derivatives, and, as a result, the Fund’s exposure to credit, currency, and interest rates could exceed the value of the Fund’s assets denominated in that currency and could exceed the value of the Fund’s net assets.

The Fund has no stated maturity or duration target and the average effective maturity or duration target may change. Matthews has implemented risk management systems to monitor the Fund to reduce the risk of loss through overemphasis on a particular issuer, country, industry, currency, or interest rate regime.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Credit Risk: A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	7

underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Credit risk tends to rise and fall with credit cycles that may last several years from trough to peak default rates. As such, the underlying credit risk of a borrower might be compounded by a turn in the credit cycle that is characterized by a rise in borrowing costs or a tightening of systemic liquidity. Additionally, because a portion of the securities held by the Fund will be in an external currency to the borrower (i.e. a currency that is not the home currency of the company) there are additional risks connected with the sovereign country of the issuer. For example, these risks may include, but are not limited to, capital controls imposed by the sovereign country that may undermine an issuer’s ability to meet its debt obligations on a full or timely basis.

High-Yield Bonds and Other Lower-Rated Securities: The Fund’s investments in high-yield bonds (“junk bonds,” which are primarily speculative securities) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of junk bonds are less financially secure and less able to repay interest and principal compared to issuers of investment-grade securities. Prices of junk bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities are repaid, if at all, only after lengthy bankruptcy (or similar) proceedings, during which the issuer might not make any interest or other payments. Bankruptcy proceedings typically result in only partial repayment of principal and partial payment of interest payments. In addition, recovery could involve an exchange of the defaulted obligation for other debt (which may be subordinated or unsecured) or equity securities of the issuer or its affiliates. Such securities may be illiquid or speculative and be valued by the Fund at significantly less than the original purchase price of the defaulted obligation. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

The Fund may also invest in convertible securities known as contingent capital financial instruments or “CoCos.” CoCos generally provide for mandatory or automatic conversion into common stock of the issuer under certain circumstances or may have principal write down features. Because the timing of conversion may not be anticipated, and conversion may occur when prices are unfavorable, reduced returns or losses may occur. Some CoCos may be leveraged, which can make those CoCos more volatile in changing interest rate or other conditions.

Liquidity Risk: The debt securities and other investments by the Fund may have less liquidity compared to traded stocks and government bonds in Asia, particularly when market developments prompt large numbers of investors to sell debt securities. This means that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Country Concentration: The Fund may invest a significant portion of its total net assets, 25% or more, in the securities of issuers located in a single country (including the government of that country, its agencies, instrumentalities and political subdivisions, quasi-governmental entities, supra-national institutions issuing debt deemed to be of that country, and companies located in that country). An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries, than funds that do not concentrate their investments. Events affecting a single or small number of countries may have a significant and potentially adverse impact on your investment in the Fund, and the Fund’s performance may be more volatile than that of funds that invest globally.

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital

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reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Derivatives Risk (including Options, Futures and Swaps): Derivatives are speculative and may hurt the Fund’s performance. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives present the risk of disproportionately increased losses and/ or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Non-diversified: The Fund is a “non-diversified” investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer (including governments, their agencies, instrumentalities and political sub-divisions, quasi-governmental entities, supra-national institutions and companies) compared with a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified fund because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

Risks Associated with Indonesia: Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.

Currency Risks: When the Fund invests in foreign currencies (directly or through a financial instrument) or in securities denominated in a foreign currency, there is the risk that the value of the foreign currency will increase or decrease against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Capital controls may also affect the value of the Fund’s holdings.

Interest Rate Risk (including Prepayment and Extension Risks): Changes in interest rates in each of the countries in which the Fund may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Volatility: The smaller size and lower levels of liquidity in Asian markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in the United States. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (at least five years).

Bank Loan Risk: To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions in many bank loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a bank loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. Bank loan investments may not be considered securities and may not have the protections afforded by the federal securities laws.

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	9

Past Performance

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation for a full calendar year, performance (including total return) and financial information will be presented. The Fund’s primary benchmark is the J.P. Morgan Asia Credit Index (JACI).

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Teresa Kong, CFA, has been a Portfolio Manager of the Asia Credit Opportunities Fund since its inception in 2016.

Lead Manager: Satya Patel has been a Portfolio Manager of the Asia Credit Opportunities Fund since its inception in 2016.

For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 11.

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Important Information

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Funds are shown below.

INVESTOR CLASS SHARES

Type of Account	Minimum Initial Investment	Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

INSTITUTIONAL CLASS SHARES

Type of Account	Minimum Initial Investment	Subsequent Investments
All accounts	$3,000,000	$100

Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

The minimum investment requirements for both the Investor and Institutional Classes do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IMPORTANT INFORMATION	11

Financial Highlights

The financial highlights tables are intended to help you understand the Strategic Income Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewaterhouse Coopers, LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

Matthews Asia Strategic Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,						Period Ended Dec. 31, 2011[1]
INVESTOR SHARES	2015		2014		2013	2012
Net Asset Value, beginning of period	$10.31		$10.42		$10.84	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.47		0.46		0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.53)		(0.19)		(0.48)	0.95	(0.07)
Total from investment operations	(0.06)		0.27		(0.08)	1.32	(0.05)
Less distributions from:
Net investment income	(0.29)		(0.38)		(0.35)	(0.42)	(0.02)
Net realized gains on investments	—		—		(0.01)	—	—
Total distributions	(0.29)		(0.38)		(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees	—	[3]	—	[3]	0.02	0.01	—
Net Asset Value, end of period	$9.96		$10.31		$10.42	$10.84	$9.93
Total return*	(0.58%)		2.54%		(0.50%)	13.62%	(0.52%)	[4]

* The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$51,130		$58,594		$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.28%		1.27%		1.28%	1.85%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%		1.13%		1.20%	1.17%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.57%		4.36%		3.75%	3.58%	2.06%	[5]
Portfolio turnover[6]	50.09%		34.28%		48.71%	18.45%	3.66%	[4]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

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Matthews Asia Strategic Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year Ended Dec. 31,						Period Ended Dec. 31, 2011[1]
INSTITUTIONAL SHARES	2015		2014		2013	2012
Net Asset Value, beginning of period	$10.30		$10.42		$10.83	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.49		0.48		0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.52)		(0.20)		(0.46)	0.94	(0.07)
Total from investment operations	(0.03)		0.28		(0.04)	1.33	(0.05)
Less distributions from:
Net investment income	(0.31)		(0.40)		(0.38)	(0.44)	(0.02)
Net realized gains on investments	—		—		(0.01)	—	—
Total distributions	(0.31)		(0.40)		(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees	—	[3]	—	[3]	0.02	0.01	—
Net Asset Value, end of period	$9.96		$10.30		$10.42	$10.83	$9.93
Total return*	(0.27%)		2.64%		(0.20%)	13.74%	(0.52%)	[4]

*The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$11,001		$7,840		$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.09%		1.07%		1.09%	1.70%	3.20%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%		0.93%		1.00%	1.00%	1.00%	[5]
Ratio of net investment income (loss) to average net assets	4.81%		4.55%		3.99%	3.70%	1.96%	[5]
Portfolio turnover[6]	50.09%		34.28%		48.71%	18.45%	3.66%	[4]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS	13

ASIA: Consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region

Investment Objectives of the Funds

The Matthews Asia Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) seeks total return over the long term, with an emphasis on income.

The Matthews Credit Opportunities Fund (the “Credit Fund” or the “Fund”) seeks total return over the long term.

Fundamental Investment Policies

The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.

The manner in which Matthews International Capital Management, LLC (“Matthews”), each Fund’s investment advisor, attempts to achieve the Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Board of Trustees of the Trust (the “Board”) (which oversees the management of the Funds) without shareholder approval, you will be notified before we make any material change.

Matthews’ Investment Approach

Principal Investment Strategies

The principal investment strategies for each Fund are described in the Fund Summary for the applicable Fund.

In seeking to achieve the investment objectives for the Funds, Matthews also employs the investment approach and other principal investment strategies as described below.

Matthews is the investment advisor to each Fund. Matthews invests in the Asia region (as defined to the left) based on its assessment of the future development of companies and issuers located in that region. Matthews believes that the region’s countries are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes that structural improvements throughout the Asian economies during recent years, combined with the ongoing broadening and deepening of Asia’s bond markets, present investors with attractive opportunities in the region’s fixed income and currency markets. Matthews attempts to capitalize on its beliefs by investing, across the capital structure, in companies and countries that it believes are well-positioned to participate in the region’s long-term economic evolution. Matthews uses a range of approaches to participate in the anticipated development of Asia to suit clients’ differing needs and investment objectives.

Matthews uses a fundamentals-based investment process to manage each Fund’s portfolio of fixed income investments, with a focus on risk-adjusted return. Matthews’ fixed income investment process includes the following steps, with risk management embedded into each step of the process, in order to identify and capitalize on credit (including counterparty), interest rate (duration), and currency opportunities and risks.

Portfolio Targets. Matthews typically sets portfolio targets across key parameters including currency, interest rate exposure, credit exposure, and asset type. Currency decisions are driven by the appreciation or depreciation potential of particular currencies. Next, duration decisions are made by comparing relative interest rates, the strategy employed to achieve that duration, and anticipated changes in relative interest rates. Credit allocation decisions are made by overweighing or underweighing exposures to different credit qualities. Finally, asset allocation decisions are made based on the relative attractiveness of various asset classes including sovereign, corporate, and convertible securities.

Since the Credit Fund expects to have holdings primarily in U.S. dollar-denominated debt, Matthews expects local currency and local interest rate risk to be more limited for that Fund compared to a fund that invests primarily in local currency-denominated debt.

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Idea Generation. After setting portfolio targets, Matthews typically generates investment ideas internally through its focus on the fundamentals of securities, issuers and markets. Matthews identifies a core investable universe consisting primarily of instruments issued by governments, quasi-governmental entities, supra-national institutions and companies in the Asian region. This universe may include instruments denominated in local currencies and other currencies (including U.S. dollar, euro and yen).

Matthews narrows this investable universe based on a fundamental analysis of the issuer. For corporate issuers, this includes a financial statement analysis of cash flows, profit margins, leverage and other factors. For governmental and quasi-governmental issuers, Matthews’ analysis includes debt sustainability factors, inflation and currency stability.

Issuer Selection. After narrowing the investable universe, Matthews conducts a deeper review of issuers and securities to address the critical uncertainties that may surround an investment opportunity. For corporate bonds, Matthews considers the sustainability of the issuer’s capital structure in the context of its business model. The process typically involves an analysis of financial statements, meetings with management and stakeholders, and a review of the legal, regulatory and competitive environments in which the issuer operates and the security is issued. The analogous process for governmental, quasi-governmental and supra-national issues includes an analysis of fundamental factors, including: consumption trends, investments, government spending, exports, imports, employment, credit growth, inflation, monetary policy, currency stability, debt sustainability, political development and stability, and legal, regulatory and market structures.

Matthews believes that in-depth research is paramount to identifying investment opportunities, assessing credit quality, evaluating duration exposure, seeking price anomalies, and making asset allocation decisions.

Security Selection. The primary driver of security selection is Matthews’ relative conviction along the key dimensions of credit, interest rate, and currency. For issuers of whom Matthews has developed a favorable investment thesis along all three dimensions, Matthews may hold local-currency denominated and/or foreign-currency denominated bonds of the same underlying issuer. Matthews seeks to identify securities of an issuer (whether governmental, quasi-governmental or corporate) that will help Matthews achieve each Fund’s investment objective within the context of its overall portfolio construction.

Relative value analysis is another critical component in security selection. Relative value analysis seeks to identify securities that are undervalued or overvalued:

T	Compared to securities of similar issuers.
T	Compared to securities of the same issuer at different parts of the yield curve.

T	Compared to securities of the same issuer in different parts of the issuer’s capital structure (i.e., bank loans, senior secured debt, senior debt, subordinated debt, convertibles/preferred stock and equity).

Portfolio Construction. Matthews’ key considerations in constructing a portfolio and determining position sizes of individual securities include:

T	Currency. Overall currency exposure by denomination. Since the Credit Fund expects to have holdings primarily in U.S. dollar-denominated debt, Matthews expects local currency and local interest rate risk to be limited for that Fund.

T	Interest rate. Overall sensitivity to changes in interest rate levels.

T	Credit quality. Overall probability of default and, for the Strategic Income Fund, relative exposure to corporate compared to governmental issuers.

T	Entity type. For the Strategic Income Fund, diversification of overall exposure to sovereigns and quasi-governmental entities, versus corporates.

T	Seniority. Exposure to different risk and return characteristics of securities at different parts of the corporate capital structure.

T	Volatility. Overall expected volatility of each Fund’s portfolio.

Portfolio Monitoring. Matthews monitors each Fund’s portfolio along the credit, interest rate, and currency dimensions of risk and return. This review is guided by each Fund’s investment objective, Matthews’ assessment of targeted portfolio exposures, and tolerance levels. Matthews also assesses the potential impact of position sizes on market prices and returns.

Performance Attribution. Matthews conducts attribution analysis to monitor and quantify the extent to which returns and risks are consistent with the expected drivers of returns and risks identified in the portfolio construction process (i.e., the assumptions used when the investment was made). In cases where previously unknown or unintended risks are identified and quantified, Matthews feeds this information back into its security selection and portfolio construction process, resulting in a continuous risk management process.

Non-Principal Investment Strategies

In extreme market conditions, Matthews may sell some or all of a Fund’s securities and temporarily invest the Fund’s money in U.S. government securities or money-market instruments backed by U.S. government securities, if it believes it is in the best interest of shareholders to do so. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL FUND INFORMATION	15

There is no guarantee that your investment in a Fund will increase in value. The value of your investment in a Fund could go down, meaning you could lose some or all of your investment.

For additional information about strategies and risks, see the Fund Summary and the Funds’ SAI. The SAI is available to you free of charge. To receive an SAI, please call 800.789.ASIA (2742), visit the Funds’ website at matthewsasia.com, or visit the website of the Securities and Exchange Commission (the “SEC”) at sec.gov and access the EDGAR database.

Risks of Investing in the Funds

The main risks associated with investing in the Funds are described below and in the Fund Summaries at the front of this prospectus. Additional information is also included in the Funds’ Statement of Additional Information (“SAI”).

General Risks

There is no guarantee that a Fund’s investment objective will be achieved or that the value of the investments of any Fund will increase. If the value of a Fund’s investments declines, the net asset value per share (“NAV”) of the Fund will decline, and investors may lose some or all of the value of their investments.

Foreign securities held by the Funds may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAVs of the Funds are therefore not calculated. Accordingly, the NAVs of the Funds may be significantly affected on days when shareholders are not able to buy or sell shares of the Funds. For additional information on the calculation of the Funds’ NAVs, see page 29.

Your investment in the Funds is exposed to many different financial, market, regional and country-related risks, including, but not limited to, the lower degree of economic development in some countries, less developed and more uncertain legal and financial systems, unusual or unique political structures, unpredictable foreign relations, the state of international economics and the global financial system, natural resources dependencies, and the effect of climate and environmental conditions.

Because of these risks, your investment in a Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in a Fund only for the long term (at least five years), so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds, such as the Funds, may not be appropriate for all investors.

Risks Associated with Matthews’ Investment Approach

Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Funds’ portfolios will closely track the composition or weightings of market indices (including a Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Funds’ NAVs and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Differences in the performance of the Funds and any index (or the markets generally) may also result from the Funds’ fair valuation procedures, which the Funds use to value their holdings for purposes of determining each Fund’s NAV, see page 29.

Principal Risks

Non-Diversification Risk

Because each Fund is non-diversified, securities issued by a relatively small number of governmental and quasi-governmental entities, companies and industries may represent a large portion of the Fund’s portfolio. These countries, companies and industries may be especially sensitive to adverse social, political, economic or regulatory developments. Therefore, events affecting a small number of countries, companies or industries may have a significant and potentially adverse impact on your investment in a Fund. Additionally, because each Fund concentrates its investments in a single region of the world, the Fund’s performance may be more volatile than that of funds that invest globally. If Asian securities fall out of favor, it may cause a Fund to underperform funds that do not concentrate in a single region or country.

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Credit Risk

Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. Each Fund faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Funds may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Laws governing creditors’ rights, insolvency and bankruptcy are less developed in many Asian countries compared to the United States, and may have less ability to protect the rights of investors, especially non-local investors, such as the Funds. In many counties, local bankruptcy and insolvency laws have not kept pace with the globalization of companies, resulting in substantial uncertainty and extensive delays in bankruptcy proceedings. For these reasons, the Funds may not be able to recover assets or other proceeds if the issuer of a debt security is not able to pay its debt.

Interest Rate and Related Risks

Interest rates have an effect on the value of each Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Changes in interest rates in each of the countries in which a Fund may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. In a portfolio with bonds linked to multiple interest rate regimes, the duration of the portfolio is the weighted average of all the interest rate durations across all the interest rate regimes and does not indicate price sensitivity to changes on any one interest rate regime. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As an approximation, a 1%

rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Prepayment Risk—As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of callable corporate bonds and similar securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income. In addition, changes in prepayment levels can increase the volatility of prices and yields on bonds and similar securities held by a Fund. If a Fund pays a premium (a price higher than the principal amount of the bond) for a security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Extension Risk—Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile.

Income Risk—A Fund’s income could decline during periods of falling interest rates.

Currency Risk

A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions. Since the Credit Fund expects to have holdings primarily in U.S. dollar-denominated debt, Matthews expects local currency and local interest rate risk to be more limited for that Fund compared to a fund that invests primarily in local currency-denominated debt.

RISKS OF INVESTING IN THE FUNDS	17

High-Yield Bonds and Other Lower-Rated Securities

Each Fund’s investments in high-yield bonds (commonly referred to as “junk bonds,” which are primarily speculative securities, and include unrated securities, regardless of quality) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. A Fund’s investments in lower-rated securities may involve the following specific risks:

T	Greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

T	Wider price fluctuations due to changing interest rates and/ or adverse economic and business developments; and

T	Greater risk of loss due to declining credit quality.

Sovereign Debt Risk

Investment in sovereign debt can involve a high degree of risk. Legal protections available with respect to corporate issuers (e.g., bankruptcy, liquidation and reorganization laws) do not generally apply to governmental entities or sovereign debt. Accordingly, creditor seniority rights, claims to collateral and similar rights may provide limited protection and may be unenforceable. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. A Fund may have limited recourse to compel payment in the event of a default.

Country Concentration Risk

Each Fund may invest a significant portion of its total net assets, 25% or more, in the securities of issuers located in a single country (including the government of that country, its agencies, instrumentalities and political subdivisions, quasi-governmental entities, supra-national institutions issuing debt deemed to be of that country, and companies located in that country). An investment in the Funds could therefore subject it to the risks associated with any such country, which would entail greater risk than an investment in a fund that does not concentrate its investments in issuers located in a single country. This makes the Funds more vulnerable to the currency and interest rate risks associated with any such country rela-

tive to a broadly diversified fund. For information concerning the risks associated with an investment in particular countries, see page 20.

Call Risk

If an issuer calls higher-yielding debt instruments held by a Fund, performance could be adversely impacted.

Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

T	The other party to the derivatives contract may fail to fulfill its obligations;

T	Their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

T	A Fund may suffer disproportionately heavy losses relative to the amount invested; and

T	Changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. In addition, in early 2012, the Commodity Futures Trading Commission (“CFTC”) adopted a final rule that limits the Funds’ ability to use certain derivatives in reliance on certain CFTC exemptions. If a Fund could not satisfy the requirements for the amended exemption, the investment strategy, disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools.

Convertible Securities

The risks of convertible bonds and debentures include substantial volatility, repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies like Moody’s, S&P or Fitch, or, if they are rated, they may be rated below investment grade (“junk bonds,” which are primarily speculative securities, and include unrated securities, regardless of quality) which may have a greater risk of default. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trad-

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ing volume may also make it more difficult for a Fund to value such securities.

The Funds may also invest in convertible securities known as contingent capital financial instruments or “CoCos.” CoCos generally provide for mandatory or automatic conversion into common stock of the issuer under certain circumstances or may have principal write down features. For example, the mandatory conversion may be automatically triggered if an issuer fails to meet the capital minimum described in the instrument, the issuer’s regulator makes a determination that the instrument should convert or other specified conditions are met. Because the common stock of the issuer may not pay a dividend, investors in these instruments could experience reduced income, and conversion could deepen the subordination of the investor, which would worsen the investor’s standing in a bankruptcy. In addition, some CoCos have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Some CoCos may be leveraged, which can make those CoCos more volatile in changing interest rate or other conditions.

Bank Obligations

Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Bank Loans

To the extent a Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. A Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions in many bank loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a bank loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. The value of a bank loan may be impaired due to difficulties (actual or perceived) in liquidating collateral securing the obligation, or to declines in the value of that collateral. There may not be an active trading market for certain bank loans and the liquidity of some actively traded loans may be impaired due to adverse market conditions. A Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value. In addition, because the bank loans in which a Fund invests are typically rated below investment grade, the risks associated with bank loans are similar to the risks of below investment grade bonds. See ‘‘High-Yield Bonds and Other Lower-Rated Securities” (page 18.)

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by a Fund may be senior or subordinate obligations of the borrower, and may or may not be secured by collateral. A Fund may acquire bank loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. A Fund may invest up to 50% of its net assets in bank loans.

Dividend-Paying Equities

The Funds, particularly the Strategic Income Fund, will invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. A Fund’s investments in these securities may increase the volatility of the Fund’s NAV, and may not provide “protection,” comparable to debt securities, when markets perform poorly. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, the value of such securities may decline. However, a Fund’s investment in such securities may increase its potential for appreciation during a broad market advance. The inclusion of Passive Foreign Investment Companies (“PFICs”) in the portfolio can result in higher variability—both negatively and positively—in the income distribution.

Developments in Global Credit and Equity Markets

Global capital markets in 2008 and 2009 experienced credit and valuation problems and the mass liquidation of investment portfolios. These conditions have generated extreme volatility and illiquidity. Volatility and illiquidity were exacerbated by, among other things, decreased risk tolerance by investors, significantly tightened availability of credit and

RISKS OF INVESTING IN THE FUNDS	19

global deleveraging, and uncertainty regarding the extent of the problems in the mortgage industry and financial institutions generally. This financial crisis caused a significant decline in the value and liquidity of many securities, and made valuation of many types of securities more difficult.

Although market conditions started to improve in 2009, many difficult conditions remain or may return. Because of the expansive scope of these conditions, past investment strategies and models may not be able to identify all significant risks that a Fund may encounter, or to predict the duration of these events. These conditions could prevent a Fund from successfully executing its investment strategies, result in future declines in the market values of the investment assets held by the Fund, or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.

Each Fund attempts to remain fully invested at all times, anticipates making direct and indirect investments in Asian currencies, and does not anticipate hedging currency risks. These practices may make a Fund’s performance more volatile, especially during periods of distress in financial and credit markets. Although a Fund may hedge a portion of its interest rate risks, there can be no assurance that any hedges will be effective even if implemented.

Regional and Country Risks

In addition to the risks discussed above, there are specific risks associated with investing in the Asian region, including the risk of severe economic, political or military disruption. The Asian region comprises countries in all stages of economic development. Some Asian economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Many Asian countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole. In addition, some countries in the region are competing to claim or develop regional supplies of energy or other natural resources. This competition could lead to economic, political or military instability or disruption. Any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective.

The economies of many Asian countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the developments in global credit and equity markets in 2008 and 2009, events in any of these economies could negatively impact the economies of Asian countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asian region. Increased political and social instability in any Asian country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asian countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asian economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. There have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Some companies in the region may have less established stakeholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based securities analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., the adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. As these countries may be considered emerging or frontier markets, the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact a Fund’s ability to acquire or dispose of a position in a timely manner. Emerging and frontier market countries may also impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact a Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Economies in this region may also be more susceptible to natural disasters (including earthquakes and tsunami), or adverse changes in climate or weather. The risks of such phenomena and resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. Economies in which agriculture occupies a prominent position, and countries with limited natural resources

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(such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.

China, Hong Kong, Macau and Taiwan

China. The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or by taking other similar actions. Such actions could adversely impact the Fund’s ability to achieve its investment objectives and could result in the Fund limiting or suspending shareholder redemptions privileges (as legally permitted, see Selling (Redeeming) Shares, page 34).

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export-oriented sectors, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of a Fund’s investments.

Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged.

Hong Kong. Hong Kong has been governed by the Basic Law, which guarantees a high degree of autonomy from China in certain matters until 2047. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on Hong Kong’s political, economic and social concerns. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Macau. Although Macau is a Special Administrative Region (SAR) of China, it maintains a high-degree of autonomy from China in economic matters. Macau’s economy is heavily dependent on the gaming sector and tourism industries, and its exports are dominated by textiles and apparel. Accordingly, Macau’s growth and development are highly dependent upon external economic conditions, particularly those in China.

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Other Asian Countries

Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. High poverty and inflationary tensions may cause social unrest, which could weigh negatively on business sentiment and capital investment. Bangladesh’s developing capital markets rely primarily on domestic investors. The recent overheating of the stock market and subsequent correction underscored weakness in capi-

RISKS OF INVESTING IN THE FUNDS	21

tal markets and regulatory oversight. Corruption remains a serious impediment to investment and economic growth in Bangladesh, and the country’s legal system makes debt collection unpredictable, dissuading foreign investment. Bangladesh is geographically located in a part of the world that is historically prone to natural disasters and is economically sensitive to environmental events.

Cambodia. Cambodia is experiencing a period of political stability and relative peace following years of violence under the Khmer Rouge regime. Despite its recent growth and stability, Cambodia faces risks from a weak infrastructure (particularly power generation capacity and the high cost of electric power), a poorly developed education system, inefficient bureaucracy and charges of government corruption. Very low foreign exchange reserves make Cambodia vulnerable to sudden capital flight, and the banking system suffers from a lack of oversight and very high dollarization. Further, destruction of land-ownership records during the Khmer Rouge regime has resulted in numerous land disputes, which strain the country’s institutional capacity and threaten violence and demonstrations.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Indonesia. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.

Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the yen, and any other currencies in which a Fund’s securities are denominated, will decrease the value of the Fund’s holdings. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits.

In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy.

Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.

Laos. Laos is a poor, developing country ruled by an authoritarian, Communist, one-party government. It is politically stable, with political power centralized in the Lao People’s Revolutionary Party. Laos’ economic growth is driven largely by the construction, mining and hydroelectric sectors. However, the increased development of natural resources could lead to social imbalances, particularly in light of Laos’ underdeveloped health care and education systems. Laos is a poorly regulated economy with limited rule of law. Corruption, patronage and a weak legal system threaten to slow economic development. Another major risk for Laos is the stability of its banks, which, despite the significant credit growth since 2009, are under-capitalized and inadequately supervised.

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Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Funds and has limited foreign ownership of Malaysian companies (which may artificially support the market price of such companies). The Malaysian capital controls have been changed in significant ways since they were first adopted without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of a Fund and its shareholders. In addition, Malaysia is currently exhibiting political instability which could have an adverse impact on the country’s economy.

Mongolia. Mongolia has experienced political instability in conjunction with its election cycles. Mongolian governments have had a history of cycling favorable treatment among China, Russia, Japan, the United States and Europe and may at any time abruptly change current policies in a manner adverse to investors. In addition, assets in Mongolia may be subject to nationalization, requisition or confiscation (whether legitimate or not) by any government authority or body. Government corruption and inefficiencies are also a problem. Mongolia’s unstable economic policies and regulations towards foreign investors threaten to impede necessary growth of production capacity. Additionally, the Mongolian economy is extremely dependent on the price of minerals and Chinese demand for Mongolian exports.

Myanmar. Myanmar (formerly Burma) is emerging from nearly half a century of isolation under military rule and from the gradual suspension of sanctions imposed for human rights violations. However, Myanmar struggles with rampant corruption, poor infrastructure (including basic infrastructure, such as transport, telecoms and electricity), ethnic tensions, a shortage of technically proficient workers and a dysfunctional bureaucratic system. Myanmar has no established corporate bond market or stock exchange and has a limited banking system. Additionally, despite democratic trends and progress on human rights, Myanmar’s political situation remains fluid, and there remains the possibility of reinstated sanctions.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Ongoing border disputes with India may result in armed conflict between the two nations, and Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of international support, which may be significantly reduced or terminated in response to changes in the political leadership of Pakistan. Pakistan faces a wide range of other economic problems and risks, such as the uncertainty over the privatization efforts, the substantial natural resource constraints it is subject to, its large budgetary and current account deficits as well as trade deficits, its judicial system that is still developing and widely perceived as lacking transparency, and inflation.

Philippines. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.

Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Singapore has been a leading manufacturer of electronics goods. However, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may negatively affect Singapore’s economy.

South Korea. Investing in South Korean securities has special risks, including those related to political, economic and social instability and the potential for increased militarization in North Korea (see Regional and Country Risks above). The market capitalization and trading volume of issuers in South Korean securities markets are concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Funds. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for any investments in South Korea.

There are also a number of risks to a Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.

Sri Lanka. Civil war and terrorism have disrupted the economic, social and political stability of Sri Lanka for decades. While these tensions appear to have lessened, there is potential for continued instability resulting from ongoing ethnic conflict. Sri Lanka faces severe income inequality, high inflation and a sizable public debt load. Sri Lanka relies heavily on foreign assistance in the form of grants and loans from a number of countries and international organizations such as the World Bank and the Asian Development Bank. Changes in international political sentiment may have significant adverse effects on the Sri Lankan economy.

Thailand. In recent years Thailand has experienced increased political, social and militant unrest, negatively impacting tourism and the broader economy. Thailand’s political

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institutions remain unseasoned, increasing the risk of political instability. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. Political and social unrest have continued following the coup and have resulted in ongoing disruptions, violent protests and clashes between citizens and the government. These events have negatively impacted the Thai economy, and the long-term effect of these developments remains unclear. The Thai government has historically imposed investment controls apparently designed to control volatility in the Thai baht and to support certain export-oriented Thai industries. These controls have largely been suspended, although there is no guarantee that such controls will not be re-imposed. However, partially in response to these controls, an offshore market for the exchange of Thai baht developed. The depth and transparency of this market have been uncertain.

Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. However, some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises, and for most of the private enterprises, a majority of the equity is owned by employees and management boards and on average more than one-third of the equity is owned by the government with only a small percentage of the equity being owned by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies and has in the past imposed arbitrary repatriation taxes on foreign owners. Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies). Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Additional Risks

The following additional or non-principal risks also apply to investments in the Funds.

Other Asia Pacific Countries

Australia. The Australian economy is dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and China are Australia’s largest trade and investment partners, which may make the Australian markets sensitive to economic and financial events in those two countries. Australian markets may also be susceptible to sustained increases in oil prices as well as weakness in commodity and labor markets.

Papua New Guinea. Papua New Guinea is a small country that faces challenges in maintaining political stability. Papua New Guinea’s newly elected government promises reforms to address rampant corruption and revolving-door politics, but the success of these efforts remains to be seen. Other challenges facing Papua New Guinea include providing physical security for foreign investors, regaining investor confidence, restoring integrity to state institutions, privatizing state institutions and maintaining good relations with Australia. Exploitation of Papua New Guinea’s natural resources is limited by terrain, land tenure issues and the high cost of developing infrastructure. Papua New Guinea has several thousand distinct and heterogeneous indigenous communities, which create additional challenges in dealing with tribal conflicts, some of which have been going on for millennia.

Structured Investments

Structured investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as “hybrids”) that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually “structured” by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

T	They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security), or they may replicate the risk or return of an underlying investment asset.

T	They typically involve the combination of an investment asset and a derivative.

T	The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, or commodities), an individual bond or other security, an interest rate, or a commodity.

Some of the types of structured investments are:

T	Index-linked notes

T	Inflation-linked notes

T	Commodity-linked notes

T	Credit-linked notes

T	Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk.

These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk. Depending on the terms of the particular instrument, structured

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investments may be subject to equity market risk, fixed income risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument (referred to as “counter-party” risk) and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For structured investments that do not include principal protection (a form of insurance), a main risk is the possible loss of principal.

There is a legal risk involved with holding complex instruments. Where regulatory or tax considerations may change during the term of a note, some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the structured investment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for the Funds to value them or sell them. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Covered Bonds

The Funds may invest in covered bonds. Covered bonds include characteristics typically associated with traditional bonds as well as characteristics associated with securitized instruments. Covered bonds provide their holders with a secured claim to specific collateral (like securitized instruments) and often require the issuer to maintain a coverage ratio (i.e., to replace weak or impaired collateral with higher quality collateral). However, unlike securitized instruments, the obligation to repay principal and make interest payments remains with the issuer (rather than a special purpose vehicle as used in securitizations). As a result, holders of covered bonds have an unsecured claim against the issuer for any deficiency. Covered bonds represent an emerging type of fixed income security and may be created under legislative regimes or by contract. However, because covered bonds are relatively new instruments in many jurisdictions, their terms have not been subject to judicial review and their enforceability (particularly with respect to covered bonds created by contract) is uncertain.

Trading Markets and Depositary Receipts

Asian securities may trade in the form of depositary receipts, including American, European and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Passive Foreign Investment Companies

The Funds may invest in PFICs. Investments in PFICs may subject a Fund to taxes and interest charges that cannot be avoided, or that can be avoided only through complex methods that may have the effect of imposing a less favorable tax rate or accelerating the recognition of gains and payment of taxes.

Loan Risk

Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Credit risk is heightened for loans in which a Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Equity Risk

A Fund may own equity securities if an investment in a distressed or defaulted security results in an exchange of debt for equity. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some small and medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Equity securities can have higher volatility than debt securities and therefore can provide both higher risk and higher return.

Market Timing and Other Short-Term Trading

The Funds are not intended for short-term trading by investors. Investors who hold shares of a Fund for the short term, including market-timers, may harm the Fund and other shareholders by diluting the value of their shares, disrupting management of the Fund’s portfolio and causing the Fund to incur additional costs, which are borne by non-redeeming shareholders. The Funds attempt to discourage time-zone arbitrage and similar market-timing activities, which seek to benefit from any differences between a Fund’s NAV and the fair value of its holdings that may occur between the closing times of foreign and U.S. markets, with the latter generally used to determine when the Fund’s NAV is calculated. See page 34 for additional information on the Funds’ policies and procedures related to short-term trading and market-timing activity.

RISKS OF INVESTING IN THE FUNDS	25

Management of the Funds

Matthews International Capital Management, LLC is the investment advisor to the Funds and the other Matthews Asia Funds (collectively, the “Funds”). Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, and provides the personnel needed by the Funds with respect to Matthews’ responsibilities pursuant to an Investment Advisory Agreement between Matthews and the Trust, on behalf of the Funds (as amended from time to time, the “Advisory Agreement”). Matthews also furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds pursuant to the Services Agreement (as defined below).

Pursuant to the Advisory Agreement, each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund pays Matthews a fee equal to 0.65% of its average daily net assets. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily NAV for the month. A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Matthews Asia Strategic Income Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2015. A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Matthews Asia Credit Opportunities Fund will be available in the Funds’ Semi-Annual Report to Shareholders for the six-month period ending June 30, 2016.

For the fiscal year ended December 31, 2015, the Matthews Asia Strategic Income Fund paid investment management fees to Matthews as follows (as a percentage of average net assets):

Matthews Asia Strategic Income Fund	0.65%

(Because the Matthews Asia Credit Opportunities Fund was not operational during the year ended December 31, 2015, no advisory fees were paid by that Fund for that fiscal year.)

Pursuant to an administration and shareholder services agreement dated as of August 13, 2004, most recently amended effective April 29, 2016 (as amended from time to time, the “Services Agreement”), the Funds in the aggregate pay Matthews 0.25% of the aggregate average daily net assets of the Funds up to $2 billion, 0.1834% of the aggregate average daily net assets of the Funds over $2 billion up to $5 billion, 0.15% of the aggregate average daily net assets of the Funds over $5 billion up to $7.5 billion, 0.125% of the aggregate average daily net assets of the Funds over $7.5 billion up to $15 billion, 0.11% of the aggregate average daily net assets of the Funds over $15 billion up to $22.5 billion, 0.10% of the aggregate average daily net assets of the Funds over $22.5 billion up to $25 billion, 0.09% of the aggregate average daily net assets of the Funds over $25 billion up to $30 billion, 0.08% of the aggregate average daily net assets of the Funds over $30 billion up to $35 billion, 0.07% of the aggregate average daily net assets of the Funds over $35 billion up to $40 billion, 0.06% of the aggregate average daily net assets of the Funds over $40 billion up to $45 billion, and 0.05% of the aggregate average daily net assets of the Funds over $45 billion. Matthews receives this compensation for providing certain administrative and shareholder services to the Funds and current shareholders of the Funds, including overseeing the activities of the Funds’ transfer agent, accounting agent, custodian and administrator; assisting with the daily calculation of the Funds’ net asset values; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator and other parties for the Trust’s Board meetings; coordinating and executing Fund launches and closings (as applicable); general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technology; responding to shareholder communications including coordinating shareholder mailings, proxy statements, annual reports, prospectuses and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent or other intermediaries (such as fund supermarkets); communicating with investment advisors whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

Pursuant to an operating expenses agreement dated as of November 4, 2003, most recently amended effective April 29, 2016, (as amended from time to time, the “Operating Expenses Agreement”), Matthews agrees (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor

26	matthewsasia.com | 800.789.ASIA

Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%.

If a Fund’s expenses fall below the expense limitation in a year within three years after Matthews has made such a waiver or reimbursement, the Fund may reimburse Matthews up to an amount not to cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Strategic Income Fund, this agreement will continue through April 30, 2017 (April 30, 2018 for the Credit Fund) and may be extended for additional periods not exceeding one year. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews, with respect to each intermediary platform that charges the Funds 10 basis points (0.10%) or more for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews agrees to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 2 basis points (0.02%), and with respect to each intermediary platform that charges the Funds 5 basis points (0.05%) or more but less than 10 basis points (0.10%) for services provided with respect to Institutional Class shares of the Funds through such platform, Matthews agrees to reimburse the Institutional Class of the Funds a portion of those service fees in an amount equal to 1 basis point (0.01%).

Each class of shares of the Funds (Investor and Institutional) has different expenses which will result in different performance. Shares of both classes of the Funds otherwise have identical rights and vote together except for matters affecting only a specific class.

MANAGEMENT OF THE FUNDS	27

Portfolio Managers

The Funds are managed by the Lead Manager, who is supported by and consults with the Co-Managers. The Lead Manager of a Fund is primarily responsible for its day-to-day investment management decisions.

TERESA KONG, CFA
Teresa Kong is a Portfolio Manager at Matthews. Prior to joining the firm in 2010, she was Head of Emerging Market Investments at Barclays Global Investors, now known as BlackRock, and responsible for managing the firm’s investment strategies in Emerging Asia, Eastern Europe, Africa and Latin America. She developed and managed strategies spanning absolute return, active long-only and exchange-traded funds. In addition to founding the Fixed Income Emerging Markets Group at BlackRock, she was also Senior Portfolio Manager and Credit Strategist on the Fixed Income credit team. Previously, Teresa was a Senior Securities Analyst in the High Yield Group with Oppenheimer Funds, and began her career with JP Morgan Securities Inc., where she worked in the Structured Products Group and Latin America Capital Markets Group. She received both a B.A. in Economics and Political Science and an M.A. in International Development Policies from Stanford University. She speaks Cantonese fluently and is conversational in Mandarin. Teresa has been a Portfolio Manager of the Matthews Asia Strategic Income Fund since its inception in 2011, and of the Matthews Asia Credit Opportunities Fund since its inception in 2016.	Lead Manager Matthews Asia Strategic Income Fund Matthews Asia Credit Opportunities Fund

GERALD M. HWANG, CFA
Gerald Hwang is a Portfolio Manager at Matthews. Prior to joining the firm in 2011, he was a Portfolio Manager with Vanguard Group from 2008 to 2011, managing foreign exchange and fixed income aspects of various products, including exchange-traded funds and mutual funds. Previously, his tenure at Morgan Stanley encompassed experience on both the buy-side, as part of a customized fixed-income team, and on the sell-side, as an emerging markets fixed-income analyst. He held various positions for Hungary’s OTP Bank, including Director of Research in Budapest. Gerald began his career as an equity derivatives analyst with D.E. Shaw & Co. He earned his M.B.A from The Wharton School of the University of Pennsylvania, and received a B.A. in Literature from Yale University. Gerald has been a Portfolio Manager of the Matthews Asia Strategic Income Fund since its inception in 2011.	Co-Manager Matthews Asia Strategic Income Fund

SATYA PATEL
Satya Patel is a Portfolio Manager at Matthews. Prior to joining the firm in 2011, Satya was an Investment Analyst with Concerto Asset Management. He earned his M.B.A. from the University of Chicago Booth School of Business in 2010. In 2009, Satya worked as an Investment Associate in Private Placements for Metlife Investments and from 2006 to 2008, he was an Associate in Credit Hedge Fund Sales for Deutsche Bank in London. He holds a Master’s in Accounting and Finance from the London School of Economics and a B.A. in Business Administration and Public Health from the University of Georgia. Satya is proficient in Gujarati. Satya has been a Portfolio Manager of the Matthews Asia Strategic Income Fund since 2014, and of the Matthews Credit Opportunities Fund since its inception in 2016.	Lead Manager Matthews Asia Credit Opportunities Fund Co-Manager Matthews Asia Strategic Income Fund

The investment team travels extensively to Asia to conduct research relating to the region’s markets. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Investing in the Funds

Pricing of Fund Shares

The price at which the Funds’ shares are bought or sold is called the NAV. The NAV for each class is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The NAV is computed by adding the value of all securities and other assets of a Fund, attributable to the relevant class, deducting any liabilities, and dividing by the total number of outstanding shares of the relevant class. A Fund’s expenses are generally accounted for by estimating the total expenses for the year and applying each day’s estimated expense when the NAV calculation is made.

The value of a Fund’s exchange-traded securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of a Fund and Matthews. Foreign exchange-traded securities are valued as of the close of trading of the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board of Trustees (as described below). A Fund may also utilize independent pricing services to assist it in determining a current market value for each security based on sources believed to be reliable.

Foreign values of a Fund’s securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Funds’ Pricing Policies. A Fund generally uses the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Fund and Matthews.

The Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Funds’ Pricing Policies and subject to the Board’s oversight, by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian markets but prior to the time a Fund calculates its NAV. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by a Fund or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to a Valuation Committee composed of employees of Matthews (some of whom may also be officers of the Funds) and at least one independent Trustee of the Trust. In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Funds’ Pricing Policies and subject to the oversight of the Board. When fair value pricing is employed (whether through the Funds’ independent pricing service or the Valuation Committee), the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day. The Funds generally fair value securities daily to avoid, among other things, the use of stale prices. In addition, changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asian securities. Similarly, changes in a Fund’s NAV may not track changes in the value of closed-end investment companies, exchange-traded funds or other similar investment vehicles.

Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed, and the NAV is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders have no access to the Fund. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Purchasing Shares

Each Fund is open for business each day the NYSE is open. You may purchase shares directly from a Fund by telephone or online without paying any sales charge. Institutional Class shares may also be purchased directly from a Fund by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on a day the Funds’ NAVs are calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

You may purchase shares of the Funds directly through the Funds’ transfer agent, by calling 800.789.ASIA (2742). Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party

INVESTING IN THE FUNDS	29

INDIVIDUAL RETIREMENT ACCOUNTS

The Funds offer Individual Retirement Accounts (IRAs). Applications for IRAs may be obtained by calling 800.789.ASIA (2742) or by visiting matthewsasia.com.

Traditional IRA

A Traditional IRA is an IRA with contributions that may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA

A Spousal IRA is an IRA funded by a working spouse in the name of a non-working spouse.

Roth IRA

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

OTHER ACCOUNTS

Coverdell Education Savings Account

Similar to a non-deductible IRA, a Coverdell Education Savings Account (ESA) allows you to make non-deductible contributions that can grow tax-free and if used for qualified educational expenses can be withdrawn free of federal income taxes.

For more complete IRA or Coverdell ESA information or to request applications, please call 800.789.ASIA (2742) to speak with a Fund representative or visit matthewsasia.com.

Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, certain Third-Party Intermediaries may charge you service or transaction fees. If you purchase or redeem shares through the Funds’ transfer agent or a Third-Party Intermediary, you will receive the NAV calculated after receipt of the order by it on any day the NYSE is open. Each Fund’s NAV is calculated as of the close of regular trading on the NYSE (generally, 4:00 PM Eastern Time) on each day that the NYSE is open. If your order is received by the Fund or a Third-Party Intermediary after that time, it will be purchased or redeemed at the next-calculated NAV. There may also be times when, notwithstanding that your order is received by a Third-Party Intermediary before the close of regular trading on the NYSE, you receive the NAV for the Fund calculated on the following business day. This circumstance may arise because your Third-Party Intermediary has failed to transmit your order prior to a deadline that may apply to the Third-Party Intermediary or the Fund.

A Fund may reject for any reason, or cancel as permitted or required by law, any purchase at any time.

Brokers and benefit plan administrators who perform transfer agency and shareholder servicing for a Fund may receive fees from the Fund for these services. Brokers and benefit plan administrators who also provide distribution services to the Funds may be paid by Matthews (out of its own resources) for providing these services. For further information, please see Additional Information about Shareholder Servicing and Other Compensation to Intermediaries on page 35.

You may purchase Investor Class shares of the Funds by mail, telephone, online or wire. New accounts may be opened online or by mailing a completed application. Please see Opening an Account on page 31, and Telephone and Online Transactions on page 33. Call 800.789.ASIA (2742) or visit matthewsasia.com for details.

You may purchase Institutional Class shares of the Funds by mail, telephone, online or wire. New accounts may be opened by mailing a completed application. Please see Opening an Account on page 31, and Telephone and Online Transactions on page 33. Call 800.789.ASIA (2742) or visit matthewsasia.com for details.

The Funds do not accept third-party checks, temporary (or starter) checks, bank checks, cash, credit card checks, traveler’s checks, cashier’s checks, official checks or money orders. If a Fund receives notice of insufficient funds for a purchase made by check, the purchase will be cancelled, and you will be liable for any related losses or fees the Fund or its transfer agent incurs. A Fund may reject any purchase order or stop selling shares of the Fund at any time. Also, a Fund may vary or waive the initial investment minimum and minimums for additional investments.

Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things, reject any purchase or exchange request, limit the amount of any exchange or revoke a shareholder’s privilege to purchase Fund shares (including exchanges).

Please note that when opening your account each Fund follows identity verification procedures, outlined on page 39.

MINIMUM INVESTMENTS IN THE INVESTOR CLASS SHARES OF THE FUNDS

(U.S. RESIDENTS*)

Type of Account	Minimum Initial Investment	Subsequent Investments
Non-retirement	$2,500	$100
Retirement** and Coverdell	$500	$50

*Generally, non-U.S. residents may not invest in the Funds. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.

**Retirement plan accounts include IRAs and 401(k) plans. Speak with a Fund representative for information about the retirement plans available.

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MINIMUM INVESTMENTS IN THE INSTITUTIONAL CLASS SHARES OF THE FUNDS

(U.S. RESIDENTS*)

Type of Account	Minimum Initial Investment	Subsequent Investments
All accounts	$3,000,000	$100

Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

*Additional limitations apply to non-U.S. residents. Please contact a Fund representative at 800.789.ASIA (2742) for information and assistance.

If you invest in Institutional Class shares through a financial intermediary, the minimum initial investment requirement may be met if that financial intermediary aggregates investments of multiple clients to meet the minimum. Additionally, different minimums may apply for retirement plans and model-based programs that invest through a single account, subject to criteria set by Matthews. Financial intermediaries or plan recordkeepers may require retirement plans to meet certain other conditions, such as plan size or a minimum level of assets per participant, in order to be eligible to purchase Institutional Class shares.

The minimum investment requirements for both the Investor and Institutional Classes do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

OPENING AN ACCOUNT (Initial Investment)

By Mail

You can obtain an account application by calling 800.789.ASIA (2742) between 9:00 AM–7:00 PM ET, Monday through Friday, or by downloading an application at matthewsasia.com.

Mail your check payable to Matthews Asia Funds and a completed application to:

	Regular Mail: Matthews Asia Funds P.O. Box 9791 Providence, RI 02940	Overnight Mail: Matthews Asia Funds 4400 Computer Dr. Westborough, MA 01581-1722
Online (Investor Class Only)	You may establish a new account by visiting matthewsasia.com, selecting “Open an Account” and following the instructions.
By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire

To open an account and make an initial investment by wire, a completed application is required before your wire can be accepted. After a completed account application is received at one of the addresses listed above, you will receive an account number. Please be sure to inform your bank of this account number as part of the instructions.

For specific wiring instructions, please visit matthewsasia.com or call

800.789.ASIA (2742) between 9:00 AM–7:00 PM ET, Monday through Friday.

Note that wire fees are charged by most banks.

INVESTING IN THE FUNDS	31

ADDING TO AN ACCOUNT (Subsequent Investment)

Existing shareholders may purchase additional shares of the relevant class for all authorized accounts through the methods described below.

By Mail	Please send your check payable to Matthews Asia Funds and a statement stub indicating your fund(s) selection via:

	Regular Mail: Matthews Asia Funds P.O. Box 9791 Providence, RI 02940	Overnight Mail: Matthews Asia Funds 4400 Computer Dr. Westborough, MA 01581-1722
Online	As a first time user, you will need your Fund account number and your Tax Idenification Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.
Via Automatic Investment Plan (Investor Class Only)

You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the application.

Additionally, you may establish an Automatic Investment Plan by completing an Automatic Investment Plan form or visiting matthewsasia.com.

By Broker/ Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire

Please call us at 800.789.ASIA (2742) between 9:00 AM–7:00 PM ET, Monday through Friday, and inform us that you will be wiring funds.

Please also be sure to inform your bank of your Matthews account number as part of the instructions.

Note that wire fees are charged by most banks.

Exchanging Shares

You may exchange your shares of one Matthews Asia Fund for another Matthews Asia Fund of the same class. If you exchange your shares, minimum investment requirements apply. To receive that day’s NAV, any request must be received by the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). Such exchanges may be made by telephone or online if you have so authorized on your application. Please see Telephone and Online Transactions below or call 800.789.ASIA (2742) for more information. Because excessive exchanges can harm a Fund’s performance, the exchange privilege may be terminated if the Fund believes it is in the best interest of all shareholders to do so.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange at any time. Additionally, if any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to, among other things, reject any exchange request or limit the amount of any exchange. In the event that a shareholder’s exchange privilege is terminated, the shareholder may still redeem his, her or its shares. An exchange is treated as a taxable event on which gain or loss may be recognized.

Selling (Redeeming) Shares

You may redeem shares of a Fund on any day the NYSE is open for business. To receive a specific day’s NAV, your request must be received by the Fund’s agent before the close of regular trading on the NYSE that day (generally, 4:00 PM Eastern Time). If your request is received after the close of regular trading on the NYSE, you will receive the next NAV calculated.

In extreme circumstances, such as the imposition of capital controls that substantially limit repatriation of the proceeds of sales of portfolio holdings, a Fund may suspend shareholders’ redemption privileges for a period of not more than seven days unless otherwise permitted by applicable law.

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If you are redeeming shares of a Fund recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after we receive your check.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserve the right to, among other things, reject any exchange request, limit the amount of any exchange, or delay payment of immediate cash redemption proceeds for up to seven calendar days.

You may redeem your shares by telephone or online. Please see Telephone and Online Transactions below, or call 800.789.ASIA (2742) for more information.

Telephone and Online Transactions

Investors can establish new Investor Class accounts online via matthewsasia.com by selecting Open an Account and following the instructions.

Shareholders with existing accounts may purchase additional shares, or exchange or redeem shares, directly with a Fund by calling 800.789.ASIA (2742), or through an online order at the Fund’s website at matthewsasia.com.

Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for online transactions.

Telephone or online orders to purchase or redeem shares of a Fund, if received in good order before 4:00 PM Eastern Time (your “placement date”), will be processed at the Fund’s NAV calculated as of 4:00 PM Eastern Time on your placement date.

In times of extreme market conditions or heavy shareholder activity, you may have difficulty getting through to the Funds, and in such event, you may still purchase or redeem shares of the Funds using a method other than telephone or online. If a Fund believes that it is in the best interest of all shareholders, it may modify or discontinue telephone and/or online transactions without notice.

The convenience of using telephone and/or online transactions may result in decreased security. The Funds employ certain security measures as they process these transactions. If such security procedures are used, the Funds or their agents will not be responsible for any losses that you incur because of a fraudulent telephone or online transaction.

SELLING (REDEEMING) SHARES

By Mail	Send a letter to the Funds via:

	Regular Mail: Matthews Asia Funds P.O. Box 9791 Providence, RI 02940	Overnight Mail: Matthews Asia Funds 4400 Computer Dr. Westborough, MA 01581-1722

The letter must include your name and account number, the name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account.

For security purposes, a medallion signature guarantee will be required if:

T    Your written request is for an amount over $100,000 (Investor class only); or

T    A change of address was received by the Fund’s transfer agent within the last 30 days; or

T    The money is to be sent to an address that is different from the registered address or to a bank account other than the account that was preauthorized.

By Phone	Call 800.789.ASIA (2742). When you open your account you will automatically have the ability to exchange and redeem shares by telephone unless you specify otherwise on your New Account Application.
By Wire

If you have wiring instructions already established on your account, contact us at 800.789.ASIA (2742) to request a redemption form. Please note that the Funds charge $9.00 for wire redemptions, in addition to a wire fee that may be charged by your bank.

Note: When you opened your account you must have provided the wiring instructions for your bank with your application.*

* If your account has already been opened, you may send us a written request to add wiring instructions to your account. Please complete the Banking Instructions Form available on matthewsasia.com or call 800.789.ASIA (2742).

Online (Investor Class Only)	As a first time user, you will need your Fund account number and your Tax Identification Number to establish online account access. Visit matthewsasia.com and select Account Login, where you will be able to create a login ID and password.
Through a Broker or Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

INVESTING IN THE FUNDS	33

Market Timing Activities and Redemption Fees

The Board of Trustees has adopted policies and procedures applicable to most purchases, exchanges and redemptions of Fund shares to discourage market timing by shareholders (the “Market Timing Procedures”). Market timing can harm other shareholders because it may dilute the value of their shares. Market timing may also disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs, which are borne by non-redeeming shareholders.

The Funds, because they invest in overseas securities markets, are particularly vulnerable to market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that generally determine the time as of which the Fund’s NAV is calculated (this is sometimes referred to as “time zone arbitrage”).

The Funds deem market timing activity to refer to purchase and redemption transactions in shares of a Fund that have the effect of (i) diluting the interests of long-term shareholders; (ii) harming the performance of a Fund by compromising portfolio management strategies or increasing Fund expenses for non-redeeming shareholders; or (iii) otherwise disadvantaging a Fund or its shareholders. Market timing activity includes time zone arbitrage (seeking to take advantage of differences between the closing times of foreign markets on which portfolio securities of a Fund may trade and the U.S. markets that generally determine when the Fund’s NAV is calculated), market cycle trading (i.e., buying on market down days and selling on market up days); and other types of trading strategies.

The Funds and their agents have adopted procedures to assist them in identifying and limiting market timing activity. The Funds have also adopted and implemented a Pricing and Valuation Policy, which the Funds believe may reduce the opportunity for certain market timing activity by fair valuing the Funds’ portfolios. However, there is no assurance that such practices will eliminate the opportunity for time zone arbitrage or prevent or discourage market timing activity.

A Fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Identification of Market Timers. The Funds have adopted procedures to identify transactions that appear to involve market timing. However, the Funds do not receive information on all transactions in their shares and may not be able to identify market timers. Moreover, investors may elect to invest in a Fund through one or more financial intermediaries that use a combined or omnibus account. Such accounts obscure, and may be used to facilitate, market timing transactions. The Funds or their agents request representations or other assurances related to compliance with the Market Timing Procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. In addition, the Funds have entered into agreements with intermediaries that permit the Funds to request greater information from intermediaries regarding transactions. These arrangements may assist the Funds in identifying market timing activities. However, a Fund will not always know of, or be able to detect, frequent trading (or other market timing activity).

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, investment advisors and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the Funds, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts may not be detected by a Fund and may increase costs to the Fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, the Funds may rely on intermediaries to apply the Funds’ Market Timing Procedures and, if applicable, their own similar policies. In these cases, a Fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the Funds’ policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For some intermediaries, the Funds will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The Funds may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the Funds’ Market Timing Procedures to such transactions. The Funds may prohibit purchases of Fund shares by an intermediary or request that the intermediary prohibit the purchase of the Funds’ shares by some or all of its clients. There is no assurance that the Funds will request data with sufficient frequency, or that the Funds’ analysis of such data will enable them to detect or deter market timing activity effectively.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Market Timing Procedures and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of a Fund through an intermediary, the Fund may not be able to notify the shareholder of a violation of the Funds’ policies or that the Fund has taken steps to address the situation (for example, a Fund may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Fund have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Fund.

Many intermediaries have adopted their own market timing policies. These policies may result in a shareholder’s privileges to purchase or exchange the Funds’ shares being terminated or restricted independently of the Fund. Such actions may be

34	matthewsasia.com | 800.789.ASIA

based on other factors or standards that are different than or in addition to the Funds’ standards. For additional information, please contact your intermediary.

Redemption Fees. Neither the Strategic Income Fund nor the Credit Fund imposes a redemption fee. However, because of the risks associated with an investment in a Fund and to allow you to better manage volatility in the Funds’ NAVs, the Funds recommend that you invest in a Fund only for the long term. Short-term buying and selling of shares of a Fund may also have detrimental effects on the Fund and other shareholders. Short-term trading and market timing can disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs, which are borne by non-redeeming shareholders.

The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The Funds reserve the right to modify the redemption fee policies at any time, without notice to shareholders. You will receive notice of any material changes to the Funds’ redemption fee policies.

Redemption in Kind and Funding Redemptions

Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called “redemption in kind.” Note that if you receive securities as well, you will incur transaction charges if you sell them.

In some circumstances, it may be necessary for a Fund to borrow in order to pay redemption proceeds. The Trust has in place a committed line of credit that Matthews, as the investment adviser, and the Board consider to be adequate to address the liquidity needs of the Funds. The adequacy of that credit line is assessed on at least an annual basis.

Medallion Signature Guarantees

The Funds requires a medallion signature guarantee on any written redemption for Investor Class Shares over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud); the redemption of corporate, partnership or fiduciary accounts; or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 800.789.ASIA (2742) for information on obtaining a signature guarantee.

Other Shareholder Information

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio of securities is available in the Funds’ SAI, which is available on the Matthews Asia Funds website at matthewsasia.com.

Minimum Size of an Account

The Funds reserve the right to redeem small Investor Class accounts (excluding IRAs) that fall below $2,500 due to redemption activity. If this happens to your account, you may receive a letter from the Funds giving you the option of investing more money into your account or closing it. Accounts that fall below $2,500 due to market volatility will not be affected.

The Funds reserve the right to redeem small Institutional Class accounts that fall below $3,000,000 due to redemption activity. If this happens to your account, you may receive a letter from the Funds giving you the option of investing more money into your account or closing it. Accounts that fall below $3,000,000 due to market volatility will not be affected.

Confirming Your Transactions

The Funds will send you a written confirmation following each purchase, sale and exchange of Fund shares, except for systematic purchases and redemptions.

Additional Information about Shareholder Servicing

The operating expenses of each Fund include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For shareholders who open accounts directly, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, performs these services as part of the various services it provides to the Funds under an agreement between the Trust, on behalf of each Fund, and BNY Mellon. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board of Trustees has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board of Trustees determines may represent compensation to intermediaries for distribution services.

Other Compensation to Intermediaries

Matthews, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees or sub-transfer agency fees paid by the Funds. The level of payments will vary

INVESTING IN THE FUNDS	35

for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Funds; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of the Funds on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.

Rule 12b-1 Plan

The Trust’s 12b-1 Plan (the “Plan”) is inactive. The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were reactivated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

Distributions

Each Fund generally distributes its net investment income quarterly in March, June, September and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. All such distributions are reinvested automatically in additional shares at the current NAV, unless you elect to receive them in cash. If you hold the shares directly with a Fund, the manner in which you receive distributions may be changed at any time by writing to the Fund. Additionally, details of distribution-related transactions will be reported on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year will be reinvested in your account.

Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.

Taxes

This section only summarizes some income tax considerations that may affect your investment in a Fund. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation. An investment in a Fund has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Each Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.

The exchange of one Matthews Asia Fund for another is a “taxable event,” which means that if you have a gain, you may be obligated to pay tax on it. If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long a Fund has held specific securities.

Make sure you have an accurate Tax Identification Number on file with the Funds. If you do not, you may be subject to backup withholding on your distributions. In mid-February, if applicable, you will be sent a Form 1099-DIV or other Internal Revenue Service (“IRS”) forms, as required, indicating the tax status of any distributions made to you. This information will be reported to the IRS. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV.

Please note retirement account shareholders will not receive a Form 1099-DIV. Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.

In addition, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. A Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s net asset value.

36	matthewsasia.com | 800.789.ASIA

As part of the Emergency Economic Stabilization Act of 2008, Matthews Asia Funds will be responsible for tracking and reporting cost basis information to the IRS on the sale or exchange of shares acquired on or after January 1, 2012 (“covered shares”). Cost basis is the cost of the shares you purchased, including reinvested dividends and capital gains distributions. Where applicable, the cost is adjusted for sales charges or transaction fees. When you sell covered shares in a taxable account, the cost basis accounting method you choose determines how your gain or loss is calculated. Matthews’ default cost basis accounting method is Average Cost. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method by notifying the Funds’ transfer agent in writing or by phone at 800.789.ASIA (2742), Monday through Friday, 9:00 AM to 7:00 PM ET. When you redeem covered shares from your account, we will calculate the cost basis on those shares according to your cost basis method election. Again, please consult your tax professional to determine which method should be considered for your individual tax situation.

INVESTING IN THE FUNDS	37

Index Definitions

It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by the Funds and, unlike a Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. As of May 1, 2016, the HSBC Asian Local Bond Index will become the Markit iBoxx Asian Local Bond Index.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

38	matthewsasia.com | 800.789.ASIA

General Information

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the New Account Application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our Privacy Statement on this page.

Privacy Statement

Matthews Asia Funds will never sell your personal information and will only share it for the limited purposes described below. While it is necessary for us to collect certain non-public personal information about you when you open an account (such as your address and Tax Identification Number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies that perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies are not permitted to use or share this information for any other purpose.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your personal information.

When using Matthews Asia Funds’ Online Account Access, you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

GENERAL INFORMATION	39

Investment Advisor

Matthews International Capital Management, LLC

800.789.ASIA (2742)

Account Services

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

Custodian

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

Shareholder Service Representatives are available

from 9:00 AM to 7:00 PM ET, Monday through Friday.

For additional information about

Matthews Asia Funds:

matthewsasia.com

800.789.ASIA (2742)

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ annual reports (audited by independent accountants) and semi-annual reports. These reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its reporting period. To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and annual and semi-annual reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and annual and semi-annual reports, free of charge, on the Funds’ website at matthewsasia.com. The Funds’ current prospectus and annual and semi-annual reports are also available to you, without charge, upon request.

Statement of Additional Information (SAI)

The SAI, which is incorporated into this prospectus by reference and dated April 29, 2016, is available to you, without charge, upon request or through the Funds’ website at matthewsasia.com. It contains additional information about the Funds.

HOW TO OBTAIN ADDITIONAL INFORMATION

Contacting Matthews Asia Funds

You can obtain free copies of the publications described above by visiting the Funds’ website at matthewsasia.com. To request the SAI, the Funds’ annual and semi-annual reports and other information about the Funds or to make shareholder inquiries, contact the Funds at:

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

Obtaining Information from the SEC	Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-08510

Distributed in the United States by Foreside Funds Distributors LLC

Distributed in Latin America by HMC Partners

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

PS_AFI_0416

LEGAL_US_W # 84909199.2 27226.82270